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Exhibit 10.3.6

[Spalding Logo]
Spalding Canada
250 Cortland Avenue
Concord, ON L4K 4N3
905-660-5434
FAX: 905-660-9722

June 6, 2002

Mr. Kevin Tomlinson
SPORT HALEY IC.
4600 East 48th Avenue
Denver, CO 80216

Reference: Ben Hogan License Modification

Dear Mr. Tomlinson:

Please let this letter serve as our agreement to modify the license agreement dated May 3, 2001 by and between Spalding Sports Worldwide, Inc. and Sport Haley Inc. as per the following:

Section 1.29 Territory is deleted in its entirety and is replaced by the following:

  "Territory shall mean the United States and its territories and possessions, Mexico, United Kingdom, Aruba, Cayman Islands, Jamaica, Dominican Republic, Bahamas, and British Virgin Islands.

Except as amended above, the terms and conditions of the Agreement shall remain in full force and effect.

I am sending two copies of this letter for your signature. After signing, retain one copy and send the second copy to my attention.

Very truly yours,	AGREED AND ACCEPTED: SPORT HALEY, INC.
/s/ K R Keindel
Keith Keindel Executive Vice President International & Licensing	By: /s/ KEVIN M TOMLINSON Date: 06/27/02

cc: Peter Arturi, Tammy Talerico, Dan Frey, Bill Muldoon

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  Exhibit 10.3.6